Annual Report
GROWTH & INCOME FUND

DECEMBER 31, 2001
T. ROWE PRICE

REPORT HIGHLIGHTS
GROWTH & Income Fund

o Stocks concluded their worst two-year performance in nearly three decades as the economy slid into recession.
o The Growth & Income Fund posted modest losses for the 6- and 12-month periods ended December 31, 2001, but outperformed its benchmark index and peer funds.
o We began to position the fund for eventual economic recovery, using the market sell-off to buy economically sensitive companies.
o Although the recovery is likely to be weak by historical standards,the fund's holdings appear positioned to perform well.

REPORTS  ON THE WEB
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

UPDATES  AVAILABLE
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
     2001 will be remembered for reasons that most investors would prefer to forget. In March, the U.S. economy entered a recession for the first time in a decade, marking an official end to the longest economic expansion in postwar history. In September, the U.S. was devastated by unthinkable acts of terrorism. In December, Enron filed for bankruptcy in the largest, most rapid financial implosion in the history of corporate America. Corporate profits fell throughout the year, and major stock indexes finished their second consecutive down year.

     Your fund posted a 2.17% loss for the year in this difficult environment. Although we are disappointed with the modest loss, our result compares favorably with the S&P 500's 11.89% decline and declines of 13.76% and 8.39%, respectively, for the Lipper Large-Cap Core Funds Average and the Lipper Growth & Income Funds Average. For the six months, your fund was down 0.44%, again better than the S&P and the peer groups. (Since our last report, Lipper reassigned the fund to its Large-Cap Core Funds category from Multi-Cap Value Funds. We are pleased to note that based on total return, the T. Rowe Price Growth & Income Fund was ranked 4 out of 719 Large-Cap Core Funds for the one-year period ended December 31, 2001. For the 3-, 5-, and 10-year periods, the rankings were 51 out of 532, 173 out of 329, and 29 out of 102, respectively. Of course, past performance is no guaran- tee of future results.)

PERFORMANCE COMPARISON
Periods Ended  12/31/01                                  6 Months      12 Months
--------------------------------------------------------------------------------
Growth & Income Fund                                       -0.44%         -2.17%
S&P 500 Stock Index                                        -5.56         -11.89
Lipper Large-Cap Core Funds Average                        -5.97         -13.76
Lipper Growth & Income
Funds Average                                              -4.90          -8.39

MARKET ENVIRONMENT
     In our report to you at midyear, we described an environment of decelerating global GDP growth and crumbling corporate profits. However, we also expressed optimism that a combination of lower interest rates, lower energy prices, and fiscal stimulus would slowly lay the foundation for a recovery over several quarters. While there were fledgling signs of economic stabilization in late summer, the events of September 11 froze the country in its tracks. The dislocation and uncertainty created by the prospect o fadditional attacks, several incidents of anthrax-tainted mail, and the war in Afghanistan set the U.S. economy and the stock market on a further downtrend. From the open on September 17 to the close on September 21, the market plummeted almost 12% to a loss of 26% year-to-date. The stocks of insurers, travel-related sectors like airlines and hotels, and economically sensitive sectors including retail, industrials, media, and technology were hit especially hard.

     While third-quarter earnings reports provided little relief as profit declines accelerated from already dismal second-quarter levels, the market found reasons for renewed optimism in the fourth quarter. The Fed continued to aggressively lower short-term interest rates with a surprise half-point reduction on September 17 and three subsequent reductions at regularly scheduled FOMC meetings. In total, the Fed lowered the fed funds target rate 11 times from 6.5% at the beginning of 2001 to 1.75% at year-end (its lowest level since the early '60s). Energy prices were stable to lower, despite fears that unrest in the Middle East could disrupt supplies. Consumer spending, which represents about two-thirds of the economy, was stable as individuals responded to lower mortgage rates and zero percent financing on new automobiles. Finally, the market's decline resulted in stock prices that began to look reasonable even on depressed earnings. Collectively, the recognition of these factors combined with early successes in the war on terrorism helped the market to stabilize in late September and subsequently recover all of its post-September 11 losses.

     Given the difficult economy and the robust gains of the late '90s, it is not surprising that stocks endured a second year of losses. However, back-to-back declines are rare, with the 2000-2001 period being the first such instance since 1973-1974. The last three-year period of uninterrupted declines occurred during World War II from 1939 to 1941.

PORTFOLIO AND STRATEGY REVIEW
     2001 was a particularly challenging year for stock investors as corporate profits, the single most important driver of long-term stock returns, fell an estimated 20% for companies in the S&P 500. Of the 11 S&P sectors, all but two (consumer cyclicals and basic materials) declined during 2001. Only consumer cyclicals and health care gained ground in the second half, as well. Your fund was well represented in both areas. Within consumer cyclicals, our retail holdings fared particularly well, with TARGET and HOME DEPOT placing among the top five contributors to fund performance during the period. Both companies offer investors opportunities for double-digit domestic square footage growth, industry-leading same-store-sales growth, and attractive returns on invested capital.

     Within health care, JOHNSON & Johnson, Guidant, and BAXTER INTERNATIONAL delivered strong returns. Johnson & Johnson shares responded favorably to promising European trial data supporting the company's drug-coated stents. These devices, which prevent arteries from reblocking following angioplasty and stenting (a phenomenon called restenosis), are pending regulatory approval and could be available for sale as early as this year in Europe and 2003 in the United States. Guidant shares, which were initially purchased in August, rallied on prospects for its drug-coated stents and a device to treat congestive heart failure. At year-end, 17% of your fund was invested in health care-related companies as we continue to believe the area offers above-average potential for long-term investors.

     The following table was depicted as a pie chart in printed material.
Financials                       25
Health Care                      17
Consumer                         16
Industrials Business Services,
  and Materials                  15
Energy & Utilities                9
Information Technology            8
Telecommunication Services        8
Reserves                          2

     As previously mentioned, the dramatic sell-off in the weeks following September 11 hit the stocks of companies in economically sensitive industries particularly hard. We viewed that sell-off as an opportunity to begin to position the fund for an eventual economic recovery. Accordingly, we made significant purchases of industrial companies including TYCO INTERNATIONAL and DANAHER, technology companies including MAXIM INTEGRATED PRODUCTS, retailers TARGET and HOME DEPOT, and banks U.S. BANCORP, MELLON FINANCIAL, and NORTHERN TRUST.

     We funded some of these purchases with sales of companies in defensive industries such as food and beverage, grocers, and utilities. These sectors have historically underperformed the market in the period following a series of interest rate reductions by the Fed. Accordingly, our largest sale for the six-month period was PEPSICO. We continue to hold a position in PepsiCo and believe the company's fundamental prospects are sound. However, we took profits after the PepsiCo-Quaker Oats merger closed in the fall because the stock appeared fully valued at 25 times our estimate of 2002 earnings per share. We sold other defensive names including GENERAL MILLS, utility EXELON, and grocers KROGER and SAFEWAY. Our decision to eliminate Kroger and Safeway was partly driven by research that identified a number of fundamental concerns, including heightened competition from mass merchandisers such as Wal-Mart and Target and diminished opportunities to grow earnings through margin expansion.

SUMMARY AND OUTLOOK

FINANCIAL PROFILE
                                                      Growth &
As of 12/31/01                                        Income Fund        S&P 500
--------------------------------------------------------------------------------
Current Yield                                                1.4%           1.4%
Price/Book Ratio                                             3.7X           4.2X
Price/Earnings Ratio (2002 estimated EPS)                   22.7X          24.4X
Historical Beta
(based on monthly returns for 5 years)                       0.75           1.00

    While we believe the market may take additional time to digest the record returns of the '90s, we expect at least a moderately more favorable market environment ahead. The combination of low and stable interest rates, lower energy prices, and fiscal stimulus should revive the economy and boost demand for goods and services. Once demand returns, we believe corporations are well positioned to translate demand into profits, thanks to inventory and cost reductions undertaken in 2001.

     However, two concerns prevent us from being more optimistic about the potential for stocks. First, the eventual economic recovery is unlikely to be vigorous and long-lasting. The current recession has been mild and will likely be short by historical standards, partly because consumers have continued to spend. As a result, there is only modest pent-up demand for consumer durables and other capital goods to drive a robust recovery. Second, stocks overall do not appear inexpensive relative to earnings even after considering low interest rates. Regardless, we believe the outlook for your fund is favorable for several reasons:

o We strongly believe that the worst of the earnings deterioration is behind us and earnings will begin to improve by the second half of 2002.
o Even though the market as a whole may not be inexpensive, many quality companies are down sharply from their highs, providing attractive entry points.
o The stock market is forward-looking, earnings expectations have been drastically reduced, and the potential for upside surprises is increasing.
o Many of your fund's holdings generate substantial free cash flow, which can be used to reinvest in their businesses, increase dividends, buy back shares, or make acquisitions.
o The fund remains conservatively positioned relative to the overall market, with price-to-book and P/E ratios lower than the S&P 500.

     Over time we will seek to develop and maintain a balance between attractively valued stocks with above-average dividend yields and companies with sustainable growth opportunities. In both cases we will work with our team of talented analysts in pursuit of companies where our research shows profits will be higher, growth will be more durable, or risk will be lower than the market perceives. We appreciate your confidence in T. Rowe Price and your continued support.

Respectfully submitted,

/s/

Robert W. Sharps

Chairman of the fund's Investment Advisory Committee
January 20, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE GROWTH & INCOME FUND
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/01
                                                                        --------
Pfizer                                                                      3.7%
Citigroup                                                                    2.9
American Home Products                                                       2.4
Target                                                                       2.3
Marathon Oil                                                                 2.1

Tyco International                                                           1.8
Viacom                                                                       1.8
CIGNA                                                                        1.7
First Data                                                                   1.7
Freddie Mac                                                                  1.6

XL Capital                                                                   1.6
Vodafone                                                                     1.6
Hartford Financial Services                                                  1.6
GE                                                                           1.5
Fannie Mae                                                                   1.5

Home Depot                                                                   1.5
Mellon Financial                                                             1.5
AIG                                                                          1.4
Clear Channel Communications                                                 1.4
WorldCom - WorldCom Group                                                    1.4

Pharmacia                                                                    1.3
Morgan Stanley                                                               1.3
Philip Morris                                                                1.3
El Paso Corporation                                                          1.3
FleetBoston Financial                                                        1.3

Total                                                                      43.5%

Note: Table excludes reserves.

T. ROWE PRICE GROWTH & INCOME FUND

PORTFOLIO HIGHLIGHTS

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/01

TEN LARGEST PURCHASES                            TEN LARGEST SALES
Tyco International *                             PepsiCo
Transocean Sedco Forex *                         Honeywell International **
El Paso Corporation                              Kroger **
Danaher *                                        Pall
Home Depot                                       Xilinx **
U.S. Bancorp *                                   Reckson Associates Realty **
Maxim Integrated Products                        McGraw-Hill **
Northern Trust *                                 Network Associates, Cv. Bond **
Mellon Financial                                 Exelon
Guidant *                                        Diamond Offshore Drilling **

 * Position added
** Position eliminated

T. ROWE PRICE GROWTH & INCOME FUND

PERFORMANCE COMPARISON

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     The following table was depicted as a graph in printed material.

S&P 500 Index     Lipper Large-Cap    Core Funds Average    Growth & Income Fund
-------------     ----------------    ------------------    --------------------
 12/31/1991            10000                10000                  10000
 12/31/1992            10762                10795                  11533
 12/31/1993            11847                12060                  13028
 12/31/1994            12003                12002                  13008
 12/31/1995            16514                15869                  17031
 12/31/1996            20305                19210                  21397
 12/31/1997            27080                24615                  26433
 12/31/1998            34819                30285                  29066
 12/31/1999            42145                36097                  30166
 12/31/2000            38307                33611                  32870
 12/31/2001            33754                29039                  32157


AVERAGE ANNUAL COMPOUND TOTAL RETURN
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/01                   1 Year   3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Growth & Income Fund                     -2.17%     3.43%      8.49%      12.39%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE GROWTH & INCOME FUND

For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS

                            Year
                            Ended
                            12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
                            --------   --------   --------   --------   --------
NET ASSET VALUE
Beginning of period         $ 24.44    $ 24.44    $ 26.25    $ 26.36    $ 22.63
Investment activities
Net investment income (loss)   0.25       0.34       0.49       0.55       0.55
Net realized and
unrealized gain (loss)        (0.83)      1.83       0.46       2.00       4.71
Total from
investment activities         (0.58)      2.17       0.95       2.55       5.26

Distributions
Net investment income         (0.26)     (0.34)     (0.51)     (0.53)     (0.56)
Net realized gain             (0.78)     (1.83)     (2.25)     (2.13)     (0.97)

Total distributions           (1.04)     (2.17)     (2.76)     (2.66)     (1.53)

NET ASSET VALUE
END OF PERIOD              $  22.82   $  24.44   $  24.44   $  26.25   $  26.36

RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN*                (2.17)%      8.97%      3.78%      9.96%     23.53%

Ratio of total expenses to
average net assets             0.81%      0.77%      0.77%      0.77%      0.78%

Ratio of net investment
income (loss) to average
net assets                     1.08%      1.35%      1.78%      2.03%      2.22%
Portfolio turnover rate        65.9%      80.3%      20.3%      20.5%      15.7%
Net assets, end of period
(in millions)              $  2,394   $  2,989    $  3,440   $  3,563   $  3,447

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
December 31, 2001
STATEMENT OF NET ASSETS
                                                       Shares/Par          Value
                                                       ----------          -----
COMMON STOCKS  96.8%

CONSUMER DISCRETIONARY  10.7%
HOTELS, RESTAURANTS & Leisure  0.5%
Starwood Hotels & Resorts Worldwide, REIT                 410,000  $      12,238
                                                                          12,238
MEDIA  6.0%
AOL Time Warner *                                         550,000         17,655
Clear Channel Communications *                            675,000         34,364
Comcast (Class A Special) *                               425,000         15,302
Disney                                                    238,800          4,948
Omnicom                                                   320,000         28,592
Viacom (Class B) *                                        950,000         41,943
                                                                         142,804
MULTILINE RETAIL  2.3%
Target                                                  1,325,000         54,391

SPECIALTY RETAIL  1.9%
Best Buy *                                                135,000         10,055
Home Depot                                                700,000         35,707
                                                                          45,762

Total Consumer Discretionary                                             255,195

CONSUMER STAPLES  4.6%
BEVERAGES  1.2%
PepsiCo                                                   600,000         29,214
                                                                          29,214
FOOD & Drug Retailing  1.4%
Sysco                                                     300,000          7,866
Walgreen                                                  720,000         24,235
                                                                          32,101
HOUSEHOLD PRODUCTS  0.7%
Colgate-Palmolive                                         301,000         17,383
                                                                          17,383
TOBACCO  1.3%
Philip Morris                                             675,000         30,949
                                                                          30,949

Total Consumer Staples                                                   109,647

ENERGY  7.8%
ENERGY EQUIPMENT & Services  2.2%
Baker Hughes                                              580,000  $      21,153
Transocean Sedco Forex                                    900,000         30,438
                                                                           51,59
OIL & Gas  5.6%
Amerada Hess                                              225,000         14,062
BP ADR                                                    625,000         29,069
ChevronTexaco                                             295,000         26,435
Marathon Oil                                            1,700,000         51,000
Unocal                                                    396,400         14,298
                                                                         134,864

Total Energy                                                             186,455

FINANCIALS  25.1%
BANKS  7.0%
Bank of America                                           450,000         28,328
Bank of New York                                          550,000         22,440
FleetBoston Financial                                     836,800         30,543
Mellon Financial                                          925,000         34,798
Northern Trust                                            325,000         19,565
U.S. Bancorp                                            1,035,000         21,663
Wells Fargo                                               225,000          9,776
                                                                         167,113
DIVERSIFIED FINANCIALS  9.2%
Citigroup                                               1,375,000         69,410
Fannie Mae                                                450,000         35,775
Freddie Mac                                               600,000         39,240
Goldman Sachs                                             145,000         13,449
J.P. Morgan Chase                                         825,000         29,988
Morgan Stanley Dean Witter                                570,000         31,886
                                                                         219,748
INSURANCE  7.7%
ACE                                                       725,000         29,109
Allstate                                                  410,000         13,817
AIG                                                       435,000         34,539
Hartford Financial Services                               600,000         37,698
Marsh & McLennan                                          186,200         20,007
Progressive                                                75,000         11,198
XL Capital (Class A)                                      428,800         39,175
                                                                         185,543

REAL ESTATE  1.2%
Archstone Smith Trust                                     500,000         13,150
Equity Office Properties, REIT                            520,000         15,641
                                                                          28,791

Total Financials                                                         601,195

HEALTH CARE  16.8%
HEALTH CARE EQUIPMENT & Supplies  2.0%
Baxter International                                      500,000         26,815
Guidant *                                                 400,000         19,920
                                                                          46,735
HEALTH CARE PROVIDERS & Services  3.7%
CIGNA                                                     450,000         41,692
HCA-Healthcare                                            270,000         10,406
UnitedHealth                                              275,000         19,462
Wellpoint Health Networks (Class A) *                     150,000         17,528
                                                                          89,088
PHARMACEUTICALS  11.1%
Allergan                                                  273,100         20,496
American Home Products                                    935,000         57,372
Bristol-Myers Squibb                                      275,000         14,025
Eli Lilly                                                 125,000          9,817
Johnson & Johnson                                         400,000         23,640
Pfizer                                                  2,200,000         87,670
Pharmacia                                                 750,000         31,987
Schering-Plough                                           575,000         20,591
                                                                         265,598

Total Health Care                                                        401,421

INDUSTRIALS & BUSINESS SERVICES  11.1%
BUILDING PRODUCTS  1.0%
Masco                                                     963,800         23,613
                                                                          23,613

COMMERCIAL SERVICES & Supplies  3.3%
Concord EFS *                                             720,000         23,605
First Data                                                525,000         41,186
Waste Management                                          450,000         14,360
                                                                          79,151

INDUSTRIAL CONGLOMERATES  3.3%
GE                                                        900,000         36,072
Tyco International                                        725,000         42,703
                                                                          78,775
MACHINERY  1.6%
Danaher                                                   400,000         24,124
Pall                                                      650,000         15,639
                                                                          39,763
ROAD & Rail  1.9%
Burlington Northern Santa Fe                              600,000         17,118
Union Pacific                                             500,000         28,500
                                                                          45,618

Total Industrials & Business Services                                    266,920

INFORMATION TECHNOLOGY  5.1%
COMMUNICATIONS EQUIPMENT  0.7%
Nokia ADR                                                 700,000         17,171
                                                                          17,171
COMPUTERS & Peripherals  0.5%
COMPAQ Computer                                         1,250,000         12,200
                                                                          12,200

ELECTRONIC EQUIPMENT & Instruments  1.1%
Flextronics *                                           1,075,000         25,795
                                                                          25,795
SEMICONDUCTOR EQUIPMENT & Products  1.7%
Analog Devices *                                          350,000         15,537
Maxim Integrated Products *                               375,000         19,689
Texas Instruments                                         240,000          6,720
                                                                          41,946
SOFTWARE  1.1%
Adobe Systems                                             350,000         10,873
Microsoft *                                               225,000         14,907
                                                                          25,780

Total Information Technology                                             122,892

MATERIALS  3.1%
CHEMICALS  1.2%
Dow Chemical                                              880,900  $      29,757
                                                                          29,757
METALS & Mining  1.3%
Alcoa                                                     850,000         30,217
                                                                          30,217
PAPER & Forest Products  0.6%
International Paper                                       380,200         15,341
                                                                          15,341

Total Materials                                                           75,315

TELECOMMUNICATION SERVICES  6.9%
DIVERSIFIED TELECOMMUNICATION SERVICEs  4.6%
AT&T                                                    1,175,000         21,315
SBC Communications                                        475,000         18,606
Sprint *                                                1,266,600         25,433
Verizon Communications                                    247,900         11,765
WorldCom-WorldCom Group *                               2,350,000         33,100
                                                                         110,219
WIRELESS TELECOMMUNICATION SERVICES  2.3%
Sprint PCS                                                650,000         15,866
Vodafone ADR                                            1,500,000         38,520
                                                                          54,386

Total Telecommunication Services                                         164,605

UTILITIES  1.8%
ELECTRIC UTILITIES  0.5%
Exelon                                                    250,000         11,970
                                                                          11,970
GAS UTILITIES  1.3%
El Paso Corporation                                       689,800         30,772
                                                                          30,772

Total Utilities                                                           42,742
Total Miscellaneous Common Stocks  3.8%                                   92,172
Total Common Stocks (Cost  $1,758,811)                                 2,318,559

CONVERTIBLE PREFERRED STOCKS  0.7%
Crown Castle                                              640,00   $      16,982
Total Convertible Preferred Stocks (Cost  $22,429)                        16,982

CONVERTIBLE BONDS  1.0%
Liberty Media/Sprint PCS, 4.00%, 11/15/29*             30,000,000         22,435
Total Convertible Bonds (Cost  $22,948)                                   22,435

SHORT-TERM INVESTMENTS  1.4%
MONEY MARKET FUND  1.4%
T. Rowe Price Reserve Investment Fund, 2.43% #         34,035,021         34,035
Total Short-Term Investments (Cost  $34,035)                              34,035

TOTAL INVESTMENTS IN SECURITIES
99.9% of Net Assets (Cost $1,838,223)                              $   2,392,011

Other Assets Less Liabilities                                              2,426

NET ASSETS                                                         $   2,394,437
NET ASSETS CONSIST OF:
Undistributed net realized gain (loss)                             $      15,726
Net unrealized gain (loss)                                               553,788
Paid-in-capital applicable to 104,911,466 shares of
$0.01 par value capital stock outstanding;
500,000,000 shares authorized                                          1,824,923

NET ASSETS                                                       $     2,394,437

NET ASSET VALUE PER SHARE                                        $         22.82

#    Seven-day yield
*    Non-income producing
ADR  American Depository Receipts
REIT Real Estate Investment Trust

T. ROWE PRICE GROWTH & INCOME FUND

STATEMENT OF OPERATIONS
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/01
                                                                        --------
INVESTMENT INCOME (LOSS)
Income
  Dividend                                                         $     37,691
  Interest                                                               11,123
  Total income                                                           48,814
Expenses
  Investment management                                                  14,691
  Shareholder servicing                                                   5,896
  Custody and accounting                                                    188
  Prospectus and shareholder reports                                        117
  Registration                                                               41
  Legal and audit                                                            21
  Directors                                                                  17
  Proxy and annual meeting                                                    8
  Miscellaneous                                                              17
  Total expenses                                                         20,996
  Expenses paid indirectly                                                   (3)
  Net expenses                                                           20,993
Net investment income (loss)                                             27,821

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities                                                            148,588
  Written options                                                         1,440
  Net realized gain (loss)                                              150,028
  Change in net unrealized gain (loss)
    Securities                                                         (236,148)
    Written options                                                         325
    Change in net unrealized gain (loss)                               (235,823)
Net realized and unrealized gain (loss)                                 (85,795)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $    (57,974)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS
In thousands
                                                                            Year
                                                                           Ended
                                                         12/31/01       12/31/00
                                                         --------       --------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income (loss)                         $   27,821   $     42,716
 Net realized gain (loss)                                150,028        389,573
 Change in net unrealized gain (loss)                   (235,823)      (173,653)
 Increase (decrease) in net assets from operations       (57,974)       258,636

Distributions to shareholders
 Net investment income                                   (28,410)       (42,639)
 Net realized gain                                       (89,913)      (226,215)
 Decrease in net assets from distributions              (118,323)      (268,854)

Capital share transactions *
 Shares sold                                             225,176        312,671
 Distributions reinvested                                115,060        262,369
 Shares redeemed                                        (758,730)    (1,015,129)
 Increase (decrease) in net assets from capital
 share transactions                                     (418,494)      (440,089)

NET ASSETS
Increase (decrease) during period                       (594,791)      (450,307)
Beginning of period                                    2,989,228      3,439,535

END OF PERIOD                                         $2,394,437   $  2,989,228

*Share information

 Shares sold                                               9,705         12,684
 Distributions reinvested                                  5,209         10,737
 Shares redeemed                                         (32,326)       (41,829)
 Increase (decrease) in shares outstanding               (17,412)       (18,408)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
December 31, 2001

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 21, 1982. The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks. The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, written options are valued at the mean of the latest bid and asked prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for financial reporting purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the year ended December 31, 2001 were as follows:
                                                      Number of
                                                      Contracts         Premiums
                                                      --------------------------
Outstanding at beginning of period                       4,000      $   653,000
Written                                                  6,000        1,271,000
Exercised                                                     -                -
Expired                                                 (2,000)        (680,000)
Closed                                                  (8,000)      (1,244,000)
Outstanding at end of period                                  -     $          -

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,637,370,000 and $1,932,082,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

Ordinary income                                                 $    45,359,000
Long-term capital gain                                               72,964,000

Total distributions                                                 118,323,000

     The tax-basis components of net assets at December 31,2001 were as follows:

Unrealized appreciation                                         $   628,598,000
Unrealized depreciation                                             (74,810,000)
Net unrealized appreciation (depreciation)                          553,788,000
Undistributed long-term capital gain                                 15,726,000
Distributable earnings                                              569,514,000
Paid-in capital                                                   1,824,923,000
Net assets                                                      $ 2,394,437,000

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to redemptions in-kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income                             $        448,000
Undistributed net realized gain                                    (105,507,000)
Paid-in capital                                                     105,059,000

     At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,838,223,000.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,151,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,236,000 for the year ended December 31, 2001, of which $371,000 was payable at year end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special ser-vicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $856,000 of Spectrum expenses, $36,000 of which was payable at year-end. At December 31, 2001, approximately 13% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $4,830,000 and are reflected as interest income in the accompanying Statement of Operations.

REPORT OF INDEPENDENT ACCOUNTANTS
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE GROWTH & Income Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Growth & Income Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002

T. ROWE PRICE GROWTH & INCOME FUND

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/01
     We areproviding this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     o    $18,561,000  from  short-term  capital gains,
     o $80,559,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $28,689,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE GROWTH & INCOME FUND

ANNUAL MEETING RESULTS

     The T. Rowe Price Growth & Income Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund. The results of voting were as follows (by number of shares):

M. DAVID TESTA
Affirmative:            69,568,073.941
Withhold:                2,644,649.636
Total:                  72,212,723.577

JAMES A.C. KENNEDY
Affirmative:            69,552,654.286
Withhold:                2,660,069.291
Total:                  72,212,723.577

CALVIN W. BURNETT
Affirmative:            69,450,943.236
Withhold:                2,761,780.341
Total:                  72,212,723.577

ANTHONY W. DEERING
Affirmative:            69,561,314.949
Withhold:                2,651,408.628
Total:                  72,212,723.577

DONALD W. DICK, JR.
Affirmative:            69,575,157.848
Withhold:                2,637,565.729
Total:                  72,212,723.577

DAVID K. FAGIN
Affirmative:            69,547,362.736
Withhold:                2,665,360.841
Total:                  72,212,723.577

F. PIERCE LINAWEAVER
Affirmative:            69,543,549.786
Withhold:                2,669,173.791
Total:                  72,212,723.577

HANNE M. MERRIMAN
Affirmative:            69,562,494.678
Withhold:                2,650,228.899
Total:                  72,212,723.577

JOHN G. SCHREIBER
Affirmative:            69,578,878.937
Withhold:                2,633,844.640
Total:                  72,212,723.577

HUBERT D. VOS
Affirmative:            69,549,754.938
Withhold:                2,662,968.639
Total:                  72,212,723.577

PAUL M. WYTHES
Affirmative:            69,571,786.558
Withhold:                2,640,937.019
Total:                  72,212,723.577

JAMES S. RIEPE
Affirmative:            69,585,503.138
Withhold:                2,627,220.439
Total:                  72,212,723.577

T. ROWE PRICE GROWTH & INCOME FUND

INDEPENDENT DIRECTORS

NAME,          POSITION(S)  TERM OF                     NUMBER OF   OTHER
ADDRESS,       HELD         OFFICE*      PRINCIPAL      PORTFOLIOS  DIRECTOR-
AND            WITH FUND    AND LENGTH   OCCUPATION(S)  IN FUND     SHIPS OF
DATE OF        OF TIME      DURING PAST  COMPLEX        COMPANIES   PUBLIC
BIRTH          SERVED       5 YEARS      OVERSEEN       BY DIRECTOR COMPANIES
-----------------------------------------------------------------------------
Calvin W.      Director     Elected in   President,     97          Provident
Burnett, Ph.D.              2001         Coppin State               Bank
100 East Pratt                           College                    of
Street                                                              Maryland
3/16/32

Anthony W.     Director     Elected in   Director,      97          The Rouse
Deering                     2001         Chairman of                Company
100 East Pratt                           the Board,
Street                                   President,
1/28/45                                  and Chief
                                         Executive
                                         Officer, The
                                         Rouse Company,
                                         real estate
                                         developers

Donald W.      Director     Elected in   Principal,     97          Not
Dick, Jr.                   1982         EuroCapital                Applicable
100 East Pratt                           Advisors, LLC,
Street                                   an acquisition
1/27/43                                  and management
                                         advisory firm

David K. Fagin Director     Elected in   Director,       97         Dayton
100 East Pratt              1994         Dayton Mining              Mining
Street                                   Corporation,               Corporation,
4/9/38                                   (6/98 to                   Golden Star
                                         present),                  Ltd.,
                                         Golden Star                Resources
                                         Resources Ltd.,            and Canyon
                                         and Canyon                 Resources,
                                         Resources,Corp.            Corp.
                                         (5/00 to
                                         present);
                                         Chairman and
                                         President, Nye
                                         Corporation

*Each director serves until election of a successor.

T. ROWE PRICE GROWTH & INCOME FUND

NAME,          POSITION(S)  TERM OF                     NUMBER OF   OTHER
ADDRESS,       HELD         OFFICE*      PRINCIPAL      PORTFOLIOS  DIRECTOR-
AND            WITH FUND    AND LENGTH   OCCUPATION(S)  IN FUND     SHIPS OF
DATE OF        OF TIME      DURING PAST  COMPLEX        COMPANIES   PUBLIC
BIRTH          SERVED       5 YEARS      OVERSEEN       BY DIRECTOR COMPANIES
-----------------------------------------------------------------------------
F. Pierce      Director     Elected in   President,     97          Not
Linaweaver                  2001         F. Pierce                  Applicable
100 East Pratt                           Linaweaver
Street                                   & Associates,
8/22/34                                  Inc.,
                                         consulting
                                         environmental
                                         and civil
                                         engineers

Hanne M.       Director     Elected in   Retail         97          Ann Taylor
Merriman                    1994         Business                   Stores
100 East Pratt                           Consultant                 Corporation,
Street                                                              Ameren Corp.
11/16/41                                                            Finlay
                                                                    Enterprises,
                                                                    Inc.,
                                                                    The Rouse
                                                                    Company, and
                                                                    US Airways
                                                                    Group, Inc.

John G.        Director     Elected in   Owner/         97          AMLI
Schreiber                   2001         President,                 Residential
100 East Pratt                           Centaur Capital            Properties
Street                                   Partners, Inc.,            Trust, Host
10/21/46                                 a real estate              Marriott
                                         investment                 Corporation,
                                         company; Senior            and
                                         Advisor and                The Rouse
                                         Partner,                   Company,
                                         Blackstone                 real estate
                                         Real Estate                developers
                                         Advisors, L.P.

*Each director serves until election of a successor.

T. ROWE PRICE GROWTH & INCOME FUND

NAME,          POSITION(S)  TERM OF                     NUMBER OF   OTHER
ADDRESS,       HELD         OFFICE*      PRINCIPAL      PORTFOLIOS  DIRECTOR-
AND            WITH FUND    AND LENGTH   OCCUPATION(S)  IN FUND     SHIPS OF
DATE OF        OF TIME      DURING PAST  COMPLEX        COMPANIES   PUBLIC
BIRTH          SERVED       5 YEARS      OVERSEEN       BY DIRECTOR COMPANIES
-----------------------------------------------------------------------------
Hubert D. Vos  Director     Elected in   Owner/         97          Not
100 East Pratt              1994         President,                 Applicable
Street                                   Stonington
8/2/33                                   Capital
                                         Corporation,
                                         a private
                                         investment
                                         company


Paul M. Wythes Director     Elected in   Founding       97          Teltone
100 East Pratt              1982         Partner                    Corporation
Street                                   of  Sutter
6/23/33                                  Hill Ventures,
                                         a venture
                                         capital limited
                                         partnership,
                                         providing
                                         equity capital
                                         to young  high
                                         technology
                                         companies
                                         throughout the
                                         United  States

*Each director serves until election of a successor.

INSIDE DIRECTORS

NAME,          POSITION(S)  TERM OF                     NUMBER OF   OTHER
ADDRESS,       HELD         OFFICE*      PRINCIPAL      PORTFOLIOS  DIRECTOR-
AND            WITH FUND    AND LENGTH   OCCUPATION(S)  IN FUND     SHIPS OF
DATE OF        OF TIME      DURING PAST  COMPLEX        COMPANIES   PUBLIC
BIRTH          SERVED       5 YEARS      OVERSEEN       BY DIRECTOR COMPANIES
-----------------------------------------------------------------------------
James A.C.     Director     Elected in   Managing       32          Not
Kennedy                     1997         Director                   Applicable
100 East Pratt                           and Director,
Street                                   T. Rowe Price;
8/15/53                                  T. Rowe Price
                                         Group, Inc.
*Each director serves until election of a successor.

T. ROWE PRICE GROWTH & INCOME FUND

NAME,          POSITION(S)  TERM OF                     NUMBER OF   OTHER
ADDRESS,       HELD         OFFICE*      PRINCIPAL      PORTFOLIOS  DIRECTOR-
AND            WITH FUND    AND LENGTH   OCCUPATION(S)  IN FUND     SHIPS OF
DATE OF        OF TIME      DURING PAST  COMPLEX        COMPANIES   PUBLIC
BIRTH          SERVED       5 YEARS      OVERSEEN       BY DIRECTOR COMPANIES
-----------------------------------------------------------------------------
James S. Riepe Director     Elected in   Vice Chairman  82          Not
100 East Pratt              1982         of the Board,              Applicable
Street                                   Director and
6/25/43                                  Managing
                                         Director,
                                         T. Rowe Price
                                         Group, Inc.;
                                         Director and
                                         Managing
                                         Director,
                                         T. Rowe Price;
                                         Chairman of the
                                         Board and
                                         Director,
                                         T. Rowe Price
                                         Investment
                                         Services, Inc.,
                                         T. Rowe Price
                                         Retirement Plan
                                         Services, Inc.,
                                         and T. Rowe
                                         Price Services,
                                         Inc.; Chairman
                                         of the Board,
                                         Director,
                                         President,
                                         and Trust
                                         Officer,
                                         T. Rowe Price
                                         Trust Company;
                                         Director,
                                         T. Rowe Price
                                         International,
                                         Inc.

M. David Testa Director     Elected in   Vice Chairman  97          Not
100 East Pratt              1994         of the Board,              Applicable
Street                                   Chief
4/22/44                                  Investment
                                         Officer,
                                         Director, and
                                         Managing
                                         Director,
                                         T. Rowe Price
                                         Group, Inc.;
                                         Chief
                                         Investment
                                         Officer,
                                         Director, and
                                         Managing
                                         Director,
                                         T. Rowe Price;
                                         Vice President
                                         and Director,
                                         T. Rowe Price
                                         Trust Company;
                                         Director,
                                         T. Rowe Price
                                         International,
                                         Inc.

*Each director serves until election of a successor.

T. ROWE PRICE MUTUAL FUNDS

STOCK FUNDS
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEYMARKET FUNDS+
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

BOND
Emerging Markets Bond
International Bond*

     For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315. ** Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including risks, fees, and expenses. Read it carefully before investing.

T. Rowe rice Investment Services, Inc.
100 East Pratt Street Baltimore, MD 21202  F54-050 12/31/01